                    UNITED STATES BANKRUPTCY COURT
                    NORTHERN DISTRICT OF CALIFORNIA
IN RE: MENLO ACQUISITION CORP.        CASE NO.  96-41107-N
      FDBA FOCUS SURGERY, INC.                  ---------

                                                CHAPTER 11
                                                MONTHLY OPERATING REPORT
                                                (GENERAL BUSINESS CASE)

--------------------------------

                        SUMMARY OF FINANCIAL STATUS

MONTH ENDED      November, 1998
               -------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                END OF             END OF              AS OF
                                                                               CURRENT             PRIOR              PETITION
2.    ASSET/LIABILITY SUMMARY                                                   MONTH              MONTH               FILING
                                                                                -----              -----               ------
        Current Assets (Market Value)                                              $103,839           $113,533            $502,204
                                                                           -----------------  -----------------   -----------------
        Total Assets (Market Value)                                                $103,839           $113,533          $2,152,204
                                                                           -----------------  -----------------   -----------------
        Current Liabilities                                                         $61,500            $26,500
                                                                           -----------------  -----------------   -----------------
        Total Liabilities                                                           $61,500            $26,500            $831,829
                                                                           -----------------  -----------------   -----------------

                                                                                                                      PETITION
                                                                               CURRENT             PRIOR              DATE TO
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                      MONTH              MONTH             MONTH END
                                                                                -----              -----             ---------
        a.  Total Receipts                                                              $77                $76          $1,536,898
                                                                           -----------------  -----------------   -----------------
        b.  Total Disbursements                                                      $9,771             $3,389          $1,452,633
                                                                           -----------------  -----------------   -----------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)              ($9,694)           ($3,313)              84265
                                                                           -----------------  -----------------   -----------------
                                                                                                                  -----------------
        d.  Cash Balance Beginning of Month                                        $113,533           $116,846
                                                                           -----------------  -----------------
        e.  Cash Balance End of Month (c + d)                                      $103,839           $113,533
                                                                           -----------------  -----------------
                                                                           -----------------  -----------------
4.    POST-PETITION LIABILITIES & RECEIVABLES                                RECEIVABLES                            LIABILITIES
        Balance at End of Previous Month                                                                                   $51,500
                                                                           -----------------                      -----------------
        Balance at End of Current Month                                                  $0                                $61,500
                                                                           -----------------                      -----------------
5.    PAST DUE POST-PETITION LIABILITIES
        Balance at End of Previous Month (over 30 days)
                                                                           -----------------
        Balance at End of Current Month (over 30 days)                                   $0
                                                                           -----------------
                                                                                                      YES                  NO
                                                                                                      ---                 ---
6.    Are all federal, state, and local taxes current?
        (if no, attach schedule of unpaid items)                                              X
                                                                                              -----------------   -----------------
7.    Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
        including date of payment, amount of payment and name of payee)                                           X
                                                                                              -----------------   -----------------
8.    Have any payments been made to officers, insiders, shareholders, relatives?
        (if yes, attach listing including date of
        payment, amount and reason for payment, and name of payee)                                                X
                                                                                              -----------------   -----------------
9.    Have any payments been made to professionals? (if yes, attach listing
        including date of payment, amount of payment and name of payee)                                           X
                                                                                              -----------------   -----------------
10.   If you answered yes to line 7,8, or 9, were all such payments approved by the court?    N/A
                                                                                              -----------------   -----------------
11.   Is the estate insured for replacement cost of assets and for general liability?         N/A
                                                                                              -----------------   -----------------
12.   Are U.S. Trustee quarterly fees current?                                                X
                                                                                              -----------------   -----------------

      I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

      Date:   December 17, 1998                      Richard J. Redett
              ------------------                 -----------------------------
                                                    Responsible Individual

                         BALANCE SHEET
                    (GENERAL BUSINESS CASE)

           FOR THE MONTH ENDED           November, 1998
                                       -----------------

                         ($         )
                           --------

        ASSETS

                                                                                      FROM SCHEDULES           MARKET VALUE
                                                                                     ---------------           -------------
            CURRENT ASSETS

    1            Cash and cash equivalents - unrestricted                                                               $103,839
                                                                                                          -----------------------
    2            Cash and cash equivalents - restricted
                                                                                                          -----------------------
    3            Accounts receivable (net)                                                  A                                 $0
                                                                                                          -----------------------
    4            Inventory                                                                  B                                 $0
                                                                                                          -----------------------
    5            Prepaid expenses

                                                                                                          -----------------------
    6            Other:
                        ----------------------------------------------------                              -----------------------
    7
                 -----------------------------------------------------------                              -----------------------

    8                TOTAL CURRENT ASSETS                                                                               $103,839
                                                                                                          -----------------------


            PROPERTY AND EQUIPMENT (MARKET VALUE)

    9            Real property                                                              C                                 $0
                                                                                                          -----------------------
   10            Machinery and equipment                                                    D                                 $0
                                                                                                          -----------------------
   11            Furniture and fixtures                                                     D                                 $0
                                                                                                          -----------------------
   12            Office equipment                                                           D                                 $0
                                                                                                          -----------------------
   13            Leasehold improvements                                                     D                                 $0
                                                                                                          -----------------------
   14            Vehicles                                                                   D                                 $0
                                                                                                          -----------------------
   15            Other:                                                                     D
                        ----------------------------------------------------                              -----------------------
   16                                                                                       D
                 -----------------------------------------------------------                              -----------------------
   17                                                                                       D
                 -----------------------------------------------------------                              -----------------------
   18                                                                                       D
                 -----------------------------------------------------------                              -----------------------
   19                                                                                       D
                 -----------------------------------------------------------                              -----------------------

   20                TOTAL PROPERTY AND EQUIPMENT                                                                             $0
                                                                                                          -----------------------


            OTHER ASSETS
   21
                 -----------------------------------------------------------                              -----------------------
   22
                 -----------------------------------------------------------                              -----------------------
   23
                 -----------------------------------------------------------                              -----------------------
   24
                 -----------------------------------------------------------                              -----------------------

   25                TOTAL OTHER ASSETS                                                                                       $0
                                                                                                          -----------------------

   26                TOTAL ASSETS                                                                                       $103,839
                                                                                                          -----------------------
                                                                                                          -----------------------



        NOTE:
                Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

               ---------------------------------------------------------------

               ---------------------------------------------------------------

               ---------------------------------------------------------------

               ---------------------------------------------------------------

               ---------------------------------------------------------------

               ---------------------------------------------------------------

                               LIABILITIES AND EQUITY
                               (GENERAL BUSINESS CASE)

                                  ($         )
                                    --------

        LIABILITIES                                                                  FROM SCHEDULES
            POST-PETITION                                                            ---------------

            CURRENT LIABILITIES
   27            Salaries and wages
                                                                                                          -----------------------
   28            Payroll taxes
                                                                                                          -----------------------
   29            Real and personal property taxes
                                                                                                          -----------------------
   30            Income taxes
                                                                                                          -----------------------
   31            Notes payable (short term)
                                                                                                          -----------------------
   32            Accounts payable (trade)                                                    A                                 $0
                                                                                                          -----------------------
   33            Real property lease arrearage
                                                                                                          -----------------------
   34            Personal property lease arrearage
                                                                                                          -----------------------
   35            Accrued professional fees                                                                                $60,000
                                                                                                          -----------------------
   36            Current portion of long-term debt (due within 12 months)
                                                                                                          -----------------------
   37            Other:             Other general accruals                                                                 $1,500
                                   ------------------------------------------------                       -----------------------
   38
                   ----------------------------------------------------------------                       -----------------------
   39
                   ----------------------------------------------------------------                       -----------------------

   40            TOTAL CURRENT LIABILITIES                                                                               $61,500
                                                                                                          -----------------------

   41       LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                          -----------------------

   42            TOTAL POST-PETITION LIABILITIES                                                                          $61,500
                                                                                                          -----------------------

            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

   43            Secured claims                                                             E                                 $0
                                                                                                          -----------------------
   44            Priority unsecured claims                                                  E

                                                                                                          -----------------------
   45            General unsecured claims                                                   E

                                                                                                          -----------------------

   46            TOTAL PRE-PETITION LIABILITIES                                                                                $0
                                                                                                          -----------------------

   47            TOTAL LIABILITIES                                                                                        $61,500
                                                                                                          -----------------------

        EQUITY (DEFICIT)

   48
                   ----------------------------------------------------------------                       -----------------------
   49
                   ----------------------------------------------------------------                       -----------------------
   50
                   ----------------------------------------------------------------                       -----------------------
   51
                   ----------------------------------------------------------------                       -----------------------
   52       Market value adjustment
                                                                                                          -----------------------
   53            TOTAL EQUITY (DEFICIT)                                                                                   $42,339
                                                                                                          -----------------------


   54            TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                  $103,839
                                                                                                          -----------------------
                                                                                                          -----------------------


                                    SCHEDULES
                              (GENERAL BUSINESS CASE)

                                    ($         )
                                      --------

                                    SCHEDULE A
                         ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                ACCOUNTS          ACCOUNTS PAYABLE                 PAST DUE
        Receivables and Payables Ageings                       RECEIVABLE          [POST PETITION]            POST PETITION DEBT
                                                               ----------          ---------------            -------------------
            0 -30 Days

                                                            -----------------    --------------------
                                                                                                       --
            31-60 Days

                                                            -----------------    --------------------
            61-90 Days                                                                                                          $0

                                                            -----------------    --------------------    --------------------------
            91+ Days

                                                            -----------------    --------------------  --
            Total accounts receivable/payable                             $0                      $0
                                                            -----------------    --------------------
                                                                                 --------------------
            Allowance for doubtful accounts

                                                            -----------------
            Accounts receivable (net)                                     $0

                                                            -----------------
                                                            -----------------



                                  SCHEDULE B
                        INVENTORY/COST OF GOODS SOLD

        TYPES AND AMOUNT OF INVENTORY(IES)                             COST OF GOODS SOLD
        ----------------------------------                             ------------------
                                                 INVENTORY(IES)        Inventory Beginning of Month             ----------------
                                                   BALANCE AT
                                                  END OF MONTH         Add -
                                                  ------------
        Retail/Restaurants -                                                   Net purchases
                                                                                                                ----------------
            Product for resale                                                 Direct labor

                                              ---------------------                                             ----------------
                                                                               Manufacturing overhead

                                                                                                                ----------------
        Distribution -                                                         Freight in
                                                                                                                ----------------
            Product for resale                                                 Other:

                                              ---------------------
                                                                               ------------------------         ----------------
        Manufacturer -
                                                                               ------------------------         ----------------
            Raw materials
                                              ---------------------
            Work-in-progress                                           Less -
                                              ---------------------
            Finished goods                                                     Inventory End of Month
                                              ---------------------                                             ----------------
                                                                               Shrinkage
                                                                                                                ----------------
        Other -                                                                Personal Use
                                              ---------------------                                             ----------------
            Explain
                     --------------------
                                                                       Cost of Goods Sold                                    $0
            ------------------------------                                                                      ----------------
                                                                                                                ----------------
                 TOTAL                                          $0

                                              ---------------------
                                              ---------------------

        METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS
        ---------------------------                                    ----------------------------
        Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory valuation used.
                                Yes             No
                                    ----           ----
        How often do you take a complete physical inventory?           Valuation methods -
                                                                               FIFO cost
                                                                                                       --------------------
            Weekly                                                             LIFO cost
                                    ----                                                               --------------------
            Monthly                                                            Lower of cost or
                                    ----
            Quarterly                                                              market
                                    ----                                                               --------------------
            Semi-annually                                                      Retail method
                                    ----                                                               --------------------
            Annually
                                    ----
                                                                               Other -
                                                                                                       --------------------
        Date of last physical inventory was                  12/31/94              Explain

                                                       ---------------------

                                                                                           --------------------------------------
        Date of next physical inventory is                   N/A

                                                       ---------------------               --------------------------------------

                                        SCHEDULE C
                                      REAL PROPERTY

            DESCRIPTION                                                                COST                   MARKET VALUE
            ----------                                                                 ----                   -------------

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------
                 TOTAL                                                                           $0                          $0
                                                                                --------------------      ----------------------
                                                                                --------------------      ----------------------

                                        SCHEDULE D
                                OTHER DEPRECIABLE ASSETS

            DESCRIPTION                                                                COST                   MARKET VALUE
            ----------                                                                 ----                   -------------
            MACHINERY & EQUIPMENT -

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------
                 TOTAL                                                                           $0                          $0
                                                                                --------------------      ----------------------
                                                                                --------------------      ----------------------

            FURNITURE & FIXTURES -

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------
                 TOTAL                                                                           $0                          $0
                                                                                --------------------      ----------------------
                                                                                --------------------      ----------------------

            OFFICE EQUIPMENT -

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------
                 TOTAL                                                                           $0                          $0
                                                                                --------------------      ----------------------
                                                                                --------------------      ----------------------

            LEASEHOLD IMPROVEMENTS -

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------
                 TOTAL                                                                           $0                          $0
                                                                                --------------------      ----------------------
                                                                                --------------------      ----------------------

            VEHICLES -

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------

            ---------------------------------------------------------           --------------------      ----------------------
                 TOTAL                                                                           $0                          $0
                                                                                --------------------      ----------------------
                                                                                --------------------      ----------------------


                                        SCHEDULE E
                                PRE-PETITION LIABILITIES

                                                                                      CLAIMED                   ALLOWED
        LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                   AMOUNT                   AMOUNT (B)
        -------------------------------------------                                   ------                   ----------
            Secured claims  (a)                                                            $115,778
                                                                                --------------------      ----------------------
            Priority claims other than taxes
                                                                                --------------------      ----------------------
            Priority tax claims                                                                                         $20,000
                                                                                --------------------      ----------------------
            General unsecured claims                                                       $586,534                    $267,218
                                                                                --------------------      ----------------------

            (a)    List total amount of claims even if under secured.

            (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                        SCHEDULE F
                                RENTAL INCOME INFORMATION
                        Not Applicable to General Business Cases.

                                 STATEMENT OF OPERATIONS
                                 (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED    November, 1998
                                               ---------------
                                $
                                 ----------------

                  CURRENT MONTH                                                                         CUMULATIVE     NEXT MONTH
------------------------------------------------                                                      (CASE TO DATE)    FORECAST
  ACTUAL            FORECAST         VARIANCE                                                         --------------    --------
                                                    REVENUES

                                            $0    1      Gross Sales
--------------   -------------    -------------                                                        ------------   ------------
                                            $0    2      less: Sales Returns & Allowances
--------------   -------------    -------------                                                        ------------   ------------
           $0              $0               $0    3      Net Sales                                              $0             $0
--------------   -------------    -------------                                                        ------------   ------------
           $0                               $0    4      less: Cost of Goods Sold  (Schedule 'B')
--------------   -------------    -------------                                                        ------------   ------------
           $0              $0               $0    5      Gross Profit                                           $0             $0
--------------   -------------    -------------                                                        ------------   ------------
                                            $0    6      Interest
--------------   -------------    -------------                                                        ------------   ------------
                                                  7      Other Income:
                                            $0    8                                                        $25,565
--------------   -------------    -------------          --------------------------------------        ------------   ------------
                                            $0    9
--------------   -------------    -------------          --------------------------------------        ------------   ------------
           $0              $0               $0   10           TOTAL REVENUES                               $25,565             $0
--------------   -------------    -------------                                                        ------------   ------------

                                                    EXPENSES
                                            $0   11      Compensation to Owner(s)/Officer(s)
--------------   -------------    -------------                                                        ------------   ------------
                                            $0   12      Salaries/Commissions
--------------   -------------    -------------                                                        ------------   ------------
                                            $0   13      Management Fees
--------------   -------------    -------------                                                        ------------   ------------
                                            $0   14      Depreciation                                     $368,860
--------------   -------------    -------------                                                        ------------   ------------
                                            $0   15      Taxes:
--------------   -------------    -------------                                                        ------------   ------------
                                            $0   16           Employer Payroll Taxes
--------------   -------------    -------------                                                        ------------   ------------
                                            $0   17           Real Property Taxes
--------------   -------------    -------------                                                        ------------   ------------
                                            $0   18           Other Taxes
--------------   -------------    -------------                                                        ------------   ------------
                                            $0   19      Other Selling
--------------   -------------    -------------                                                        ------------   ------------
         $528                            ($528)  20      Other Administrative                              $49,815
--------------   -------------    -------------                                                        ------------   ------------
                                            $0   21      Interest
--------------   -------------    -------------                                                        ------------   ------------
                                                 22      Other Expenses:
                                            $0   23      Writedown Assets                                 $274,406
--------------   -------------    -------------          ---------------------------------------       ------------   ------------
                                            $0   24      Reduction of Debt to Settlements                 ($455,184)
--------------   -------------    -------------          ---------------------------------------       ------------   ------------
                                            $0   25
--------------   -------------    -------------          ---------------------------------------       ------------   ------------
                                            $0   26
--------------   -------------    -------------          ---------------------------------------       ------------   ------------
                                            $0   27
--------------   -------------    -------------          ---------------------------------------       ------------   ------------
                                            $0   28
--------------   -------------    -------------          ---------------------------------------       ------------   ------------
                                            $0   29
--------------   -------------    -------------          ---------------------------------------       ------------   ------------
                                            $0   30
--------------   -------------    -------------          ---------------------------------------       ------------   ------------
         $528              $0            ($528)  31           TOTAL EXPENSES                              $237,897             $0
--------------   -------------    -------------                                                        ------------   ------------
        ($528)             $0            ($528)  32 SUBTOTAL                                             ($212,332)            $0
--------------   -------------    -------------                                                        ------------   ------------

                                                    REORGANIZATION ITEMS
      $35,000                         ($35,000)  33      Professional Fees                                $320,086
--------------   -------------    -------------                                                        ------------   ------------
                                            $0   34      Provisions for Rejected Executory Contracts
--------------   -------------    -------------                                                        ------------   ------------
                                                         Interest Earned on Accumulated Cash
          $77                             ($77)  35           Resulting from Chp 11 Case                   $31,427
--------------   -------------    -------------                                                        ------------   ------------
                                            $0   36      Gain or (Loss) from Sale of Equipment           ($450,000)
--------------   -------------    -------------                                                        ------------   ------------
       $9,243                          ($9,243)  37      Miscellaneous                                     $48,947
--------------   -------------    -------------          ---------------------------------------       ------------   ------------
                                            $0   38      Settlements                                      $682,500
--------------   -------------    -------------          ---------------------------------------       -------------   ------------
      $44,166              $0         ($44,166)  39           TOTAL REORGANIZATION ITEMS                $1,470,106             $0
--------------   -------------    -------------                                                        ------------   ------------
     ($44,694)             $0         ($44,694)  40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     ($1,682,438)            $0
--------------   -------------    -------------                                                        ------------   ------------
                                            $0   41      Federal & State Income Taxes
--------------   -------------    -------------                                                        ------------   ------------
     ($44,694)             $0         ($44,694)  42 NET PROFIT (LOSS)                                  ($1,682,438)            $0
--------------   -------------    -------------                                                        ------------   ------------
--------------   -------------    -------------                                                        ------------   ------------



EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS

(FOR VARIANCES GREATER THAN +/- 10% ONLY)

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                         SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED    Novemberr, 1998
                                               ----------------------




CASH BALANCE BEGINNING OF MONTH                                                                                     $113,533
                                                                                                        ---------------------

CASH RECEIPTS  (1)                                                                                                       $77
                                                                                                        ---------------------

CASH DISBURSEMENTS  (1)                                                                                               $9,771
                                                                                                        ---------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                   ($9,694)
                                                                                                        ---------------------

CASH BALANCE END OF MONTH                                                                                           $103,839
                                                                                                        ---------------------
                                                                                                        ---------------------

RECAPITULATION OF FUNDS HELD AT END OF MONTH
----------------------------------------------
                                                           ACCOUNT 1                ACCOUNT 2                ACCOUNT 3
                                                           ---------                ---------                ---------
BANK                                                 Silcon Valley Bank       Bank of America
                                                     ----------------------   ----------------------    ---------------------
ACCOUNT TYPE                                         Checking                 Trust Account M&M
                                                     ----------------------   ----------------------    ---------------------
ACCOUNT NO.                                                     3300023699
                                                     ----------------------   ----------------------    ---------------------
ACCOUNT PURPOSE                                      General                  General                   Distribution
                                                     ----------------------   ----------------------    ---------------------
BALANCE, END OF MONTH                                              $62,476                  $40,581                     $782
                                                     ----------------------   ----------------------    ---------------------
TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                              $103,839
                                                     ----------------------
                                                     ----------------------




(1) Excluding bank transfers between your accounts.